Exhibit 10.17.2

                            FIRST AMENDMENT TO THE
                                 UNION CARBIDE
                         COMPENSATION DEFERRAL PROGRAM


            The Union Carbide Compensation Deferral Program (the "Plan") is hereby amended as follows:
            1. The last sentence of Section 2.27 of the Plan is amended in its entirety to read as follows:

                            "The value of the Corporation's common stock
                   for purposes of this Section 2.27 with respect to any relevant date of determination shall be determined in the same manner as provided in the Savings Program."

            2. The provisions of this First Amendment shall be effective as of January 1, 1995.

                                          UNION CARBIDE CORPORATION



                                          By: /s/ M.A. Kessinger